Huntington Hartford Leaders Series II

Hartford Life Insurance Company Separate Account Seven

Hartford Life Insurance Company

File No. 333-148570

Supplement Dated November 24, 2009 to your Prospectus Dated May 1, 2009

The expense information and footnote for Huntington VA Growth Fund are deleted and replaced with the following information:

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Master Fund Total Annual Operating Expenses	Net Total Annual Operating Expenses
Huntington Funds
Huntington VA Growth Fund	0.60%	N/A	0.41%	0.02%	1.01%	N/A	N/A	1.03	%(A), (B)

Notes

(A)	Has been restated to reflect current expenses.

(B)

Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Fund use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Funds, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

This Supplement Should Be Retained With Your Prospectus for Future Reference

HV-7986